                           GREEN TREE FINANCIAL CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that he is a vice president and controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1993 between the Company and First Trust (N.A), as Trustee of Home Improvement Loan Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from June 1, 1994 to June 30, 1994 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                           GREEN TREE FINANCIAL CORP.

                  CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that he is a Vice President and Controller of Green Tree Financial Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 8.08 of the Pooling and Servicing Agreement (the "Agreement") dated as of March 1, 1994 between the Company and First Bank (N.A.), Milwaukee, Wisconsin, as Trustee of Green Tree Trust 1994-A (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1.   The contracts on the attached schedule are to be repurchased   by the
     Company on the date hereof pursuant to Sections 8.04 or 8.07 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.08 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 12 day of July, 1994.

                              GREEN TREE FINANCIAL CORP.



                              BY: /s/Robley D. Evans
                                  -----------------------------
                                   Robley D. Evans
                                   Vice President and Controller

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                   June 1994

                                        Distribution Date:  7/15/94
                                        Trust Account:      3331790-0

A.  Monthly Principal
    (1)  Regular Principal Payments          $  624,538.14
    (2)  Principal Prepayments                1,468,548.49
    (3)  Delinquent Payments Advanced            71,088.83
    (4)  FHA Claims                                    .00
    (5)  Net Loss Advanced                       47,320.49
    (6)  Contracts Repurchased due to
         Breach of Representations
         and Warranties (see attached)                 .00
    (7)  Bankruptcy Write-down                         .00
    (8)  Delinquent Payments Recovered          (75,729.13)

             Total Principal                             $  2,135,766.82

B.  Monthly Interest                                          744,783.25

C.  Remaining Principal Balance                           124,635,850.70

D.  Collected Amount                                        3,402,039.25

E.  Monthly Servicing Fee                                      79,232.26

F.  Advances Reimbursed

    (1)  Prior Advances that have
         been recovered                                       170,356.96

    (2)  Uncollectible Advances                                      .00

G.  Excess Cashflow                                           442,256.92

H.  Shortfall                                                        .00

I.  Subordinated Certificateholder Payment                    442,256.92

J.  Pool Factor
         Previous Month Pool Factor                            .94537367
         Current Month Pool Factor                             .92944662

K.  Aggregate Scheduled Balances and Number of
    Delinquent Contracts

    (1)  31-59                                  341,747.36            40

    (2)  60-89                                  159,728.02            16

    (3)  90 days or more                        112,058.79            11

                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                               GREEN TREE TRUST
                                    1994-A
                                MONTHLY REPORT
                                   June 1994
                                    Page 2

                                   Distribution Date:  7/15/94
                                   Trust Account:      3331790-0

L.   Liquidated Contracts                             $   47,598.48

M.   Number of Loans Remaining                               12,656

N.   Number and Principal Balance of Contracts
     with FHA claims finally rejected, or no
     FHA claim was submitted because FHA
     Insurance was unavailable                    17     128,256.99

CASH COLLATERAL ACCOUNT INFORMATION
- -----------------------------------

(1)  Amount in the Cash Collateral Account
     (before deposits or releases on current
     Payment Date, but after covering any
     Shortfall)                                        8,085,883.84

(2)  Current Requisite Amount (initially
     $8,314,004; may be lower after April 1997:
     higher if Trigger occurs)                         8,314,004.00

Trigger Calculation

(3)  Green Tree FHA Insurance reserves               123,809,284.59

(4)  If line (3) is less than $50,000,000,
     or if Green Tree is no longer Servicer
     (Event of Termination), then a Trigger
     has occurred, and Requisite Amount is
     automatically $10,593,651                                  N/A

(5)  Requisite Amount (line (2), unless line
     (4) or (11) applies)                              8,314,004.00

(6)  Cash Collateral Account Deposit (lesser
     of (line (5) - line (1) or Excess Cashflow
     (line G)) (See also "Subordinated
     Certificateholder Payment")                         228,120.16
     (a)  Surplus to be applied to Daiwa Loan            214,136.76

Step-Down Test (tested April 1997 and each April thereafter)

(7)  Average Sixty-Day Delinquency Ratio

     (a)  Aggregate outstanding principal
          balance of all Contracts delinquent
          60+ days (including defaulted Contracts
          not yet liquidated, but excluding
          bankruptcies that are current)                 345,790.01

                               HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                               GREEN TREE TRUST
                                    1994-A
                                MONTHLY REPORT
                                   June 1994
                                    Page 3

                             Distribution Date:  7/15/94
                             Trust Account:      3331790-0

     (b)  Principal Balance of all
          Contracts                                    $124,635,850.70

     (c)  Delinquent Ratio (a/b)                                  .28%

     (d)  Average Sixty-Day Delinquency Ratio                     .23%
          (3 month average)

(8)  Cumulative Realized Loss Ratio

     (a)  Aggregate Realized Losses to date
                                                            137,259.29
     (b)  Initial Principal Amount
                                                        134,096,835.87

     (c)  Cumulative Realized Loss Ratio (a/b)                     .10

STEP-DOWN IS PERMITTED ONLY IF:

- -    Trigger has never occurred (line 4); and
- -    Line (7)  (lesser than) 3.5% and line (8)  lesser than) 1.5%; or
- -    Line (7)  (lesser than) 2.5% and Line (8)  (lesser than) 4.0%

If all of these conditions are satisfied this April, calculate reduced Requisite Amount

(9)  12.4% of Principal Balance

(10) $421,208

(11) New Requisite Amount (greater of line (9)
     or line (10))

(12) Cumulative Loss Coverage Ratio
     (3 month average)                                          14.27%

                                HOME IMPROVEMENT
              CERTIFICATES FOR HOME IMPROVEMENT CONTRACTS   7.05%
                                GREEN TREE TRUST
                                     1994-A
                                 MONTHLY REPORT
                                   June 1994
                                     Page 4

                                         Distribution Date:  7/15/94
                                         Trust Account:      3331790-0

LIMITED GUARANTY INFORMATION
- ----------------------------

Perform following Limited Guaranty calculations only if the Available Cash Collateral Amount (before deposits on current Payment Date) equals zero and a Shortfall exists.

(1)  Calculation of Limited Guaranty Amount

     (a)  $544,000                              $544,000.00

     (b)  All Limited Guaranty payments
          made prior to current Payment
          Date

     (c)  (a) - (b)

     (d)  1% of principal balance of
          FHA-Insured Contracts at
          current Payment Date

     (e)  Lesser of (c) or (d)

(2)  Limited Guaranty to be paid

     (a)  Shortfall

     (b)  Guaranty Amount (from line 1(e))

     (c)  lesser of (a) or (b)

Please contact the Bondholder Relations Department of First Trust National Association (612) 244-0444 with any questions regarding this statement of your Distribution.

                                     GTHI
                                     94-A
                                  June, 1994
                              Defaulted Contracts

                                                Estimated
                                    Repurchase   Loss at
Account #     Principal   Interest    Amount    Sale Date
- ------------  ----------  --------  ----------  ----------
15603171        7,254.60     42.62    7,297.22    8,222.06
15607749        8,931.30     52.47    8,983.77    9,881.94
15607846        6,262.66     36.79    6,299.45    6,603.43
15608190        9,675.26     56.84    9,732.10   10,073.35
15613765        9,760.82     57.34    9,818.16   10,249.17
15614987        5,435.85     31.93    5,467.78    6,069.04
              ----------   -------  ----------  ----------

              $47,320.49   $277.99  $47,598.48  $51,098.99
              ==========   =======  ==========  ==========